 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: November 10, 2009 (date of earliest transaction: October 30, 2009)

ELEPHANT TALK COMMUNICATIONS, INC.
(Exact name of registrant as specified in Charter)

California	000-30061	95-4557538
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

Schiphol Boulevard 249, 1118 BH Schiphol, The Netherlands
_______
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (31) (020) 653-5916

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the Filings) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements and except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the exhibits attached to this Current Report on Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

On October 30, 2009, the Company consummated the fifth closing (the “Closing”) of its private placement offering (the “Offering”) of units comprised of 12% secured convertible promissory notes (the “Notes”) and warrants to purchase shares of common stock (the “Warrants”, and together with the Notes, the “Securities”) to accredited investors (“Investors”).  The Securities were offered and sold pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Company sold an aggregate of $4,116,383 principal amount of Notes and delivered Warrants to purchase an aggregate of 4,116,383 shares of the Company's common stock, no par value (“Common Stock”) at a purchase price of $1.00 per share.  Of this amount, $1,332,383 was the result of the non-cash conversion of certain notes and accrued interest by QAT II Investments, SA, an entity affiliated with certain officers and directors of the Company; therefore, gross cash procceds to the Company were $2,784,000. The Company intends to use the net proceeds from the Offering primarily for working capital.

The Notes are convertible at the option of the holder into Common Stock at a conversion price (the “Conversion Price”) equal to eighty five percent (85%) of the price at which shares are sold in a future public offering (the “Public Offering”) currently contemplated by the Company; provided, however, if the Public Offering is not consummated on or before March 31, 2010, the conversion price will be equal to eighty-five percent (85%) of the twenty (20) day average closing price of the Common Stock for the twenty (20) trading days prior to March 31, 2010 (the “March 31, 2010 Conversion Price”); provided further, however, that if at any time following the earlier of the closing of the Public Offering or March 31, 2010, the twenty (20) day average closing price of the Common Stock for any twenty (20) consecutive trading days exceeds two hundred percent (200%) of the Public Offering closing price or of the twenty (20) day average closing price of the Common Stock for the twenty (20) trading days prior to March 31, 2010, as applicable, then any Notes which remain unconverted will automatically convert into shares of Common Stock at the Conversion Price or the March 31, 2010 Conversion Price, as applicable.

Certain Investors that invested through their individual retirement accounts received Class B Notes.  All other Investors received Class A Notes.  The Class B Notes are identical to the Class A Notes in all respects except that the Class A Notes are secured by a first priority security interest in all of the assets of the Company and certain subsidiaries whereas the Class B Notes are secured by all the current assets of the Company and its consolidated subsidiaries including cash, cash equivalents and accounts receivable.  In addition, the Class B Notes provide for simple interest while the Class A Notes provide for compounded interest.

The Warrants entitle the holders to purchase shares of Common Stock reserved for issuance thereunder (the “Warrant Shares”) for a period of five years from the date of issuance and contain certain anti-dilution rights on terms specified in the Warrants.  In the event the trading price of the Common Stock exceeds $2.00 for twenty (20) consecutive trading days, the Company has the option to compel the Investors to exercise the Warrants.  In the event any Investor chooses not to exercise the Warrants in this case, the Investor will receive such number of Warrant Shares as the Investor would be entitled to receive pursuant to a cashless exercise.

The Company is obligated to register the Common Stock underlying the Notes and Warrants pursuant to unlimited piggy-back registration rights granted to the Investors.

The Securities have not been registered under the Securities Act, or any state securities laws, and are being offered and sold only in the United States and Europe to “accredited investors” (as defined in Rule 501(a) of the Securities Act) pursuant to an exemption from registration under Section 4(2) of the Securities Act.  Neither the Securities and Exchange Commission nor any state securities commission or regulatory body has approved or disapproved the Securities.  Any representation to the contrary is a criminal offense.

Item 3.02. Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of the financing transaction that included the issuance of the Securities.

The Company retained Dawson James Securities, Inc., an unrelated registered FINRA broker dealer (“Dawson James”), to act as its selling agent in the United States and Quercus Management Group, N.V. (“QMG”), a related-party placement agent in Europe. The total gross proceeds to the Company in the Offering were $12,332,226, which included the conversion of $5,432,383 in outstanding loans and accrued interest owed to a related party. The Company received net proceeds of $2,371,421 at the fifth Closing, after payment of commissions and non-accountable expenses of approximately $411,638 and offering expenses of $940.63.

Dawson James received (i) a cash commission of 8% of the gross proceeds of the Offering, (ii) 2% of the gross proceeds of the Offering for non-accountable expenses and (iii) an expense reimbursement of $940.63. QMG is entitled to receive, a cash commission of 8% of gross proceeds of the Offering, 2% of the gross proceeds of the Offering for non-accountable expenses and (iii) reimbursement of expenses incurred. In connection with the fifth closing, Dawson James and QMG are entitled to receive five-year warrants to acquire an aggregate of 658,622 shares of the Company’s Common Stock at an exercise price of $1.00 per share.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS, INC.

By:	/s/ Steven van der Velden
Name: Steven van der Velden
Title: President and Chief Executive Officer

Dated:  November 10, 2009